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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K
                                      --------



                                   CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                 Date of report (date of earliest event reported):
                                   March 31, 1999



                                  AMX CORPORATION
                                  ----------------
               (Exact name of registrant as specified in its charter)

               Texas                    0-26924               75-1815822
          -------------------      -----------------       -----------------
          (State or other          (Commission             (I.R.S. Employer
          jurisdiction of          File Number)             Identification No.)
          incorporation)


                               11995 Forestgate Drive
                                DALLAS, TEXAS  75243
                               ---------------------
            (Address of principal executive offices, including zip code)


         Registrant's telephone number, including area code (972) 644-3048
                                                           --------------

                                    NOT APPLICABLE
                                    --------------
            (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

          See Exhibit 20.1 to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)  Exhibit.

               20.1  Press Release, dated March 31, 1999.


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                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   AMX CORPORATION


April 5, 1999                      By:    /s/ David E. Chisum
                                      ------------------------
                                          David E. Chisum
                                          Chief Financial Officer


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                                   EXHIBIT INDEX


Exhibit No.                            Description
-----------                            -----------

20.1                      Press Release, dated March 31, 1999.